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Exhibit 31.2.1

Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for GSWC

I, Robert J. Sprowls, certify that:

1)
I have reviewed this quarterly report on Form 10-Q for the period September 30, 2007 of Golden State Water Company (referred to as "GSWC");

2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3)
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of GSWC as of, and for, the periods presented in this report;

4)
GSWC's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for GSWC and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to GSWC, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
evaluated the effectiveness of GSWC's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)
disclosed in this report any change in GSWC's internal control over financial reporting that occurred during GSWC's most recent fiscal quarter (GSWC's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, GSWC's internal control over financial reporting.

5)
GSWC's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to GSWC's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent function):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect GSWC's ability to record, process, summarize and report financial information; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in GSWC's internal controls over financial reporting.

Dated: November 9, 2007	By:	/s/ ROBERT J. SPROWLS Robert J. Sprowls Senior Vice President—Finance, Chief Financial Officer, Treasurer and Secretary

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  Exhibit 31.2.1
Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for GSWC